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                                                                    EXHIBIT 10.2

                     FIRST AMENDMENT TO CREDIT AGREEMENT
                     -----------------------------------

     This First Amendment to Credit Agreement (the "Amendment") is made on this 26/th/ day of June, 1997 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as Lender, the "Lender").

                                  WITNESSETH:

     WHEREAS, the Agent, the Lender and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997 (the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.  Unless otherwise defined herein, all capitalized
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terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.  The defined term "Borrowing
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Base", which appears in Section 1.1 of the Credit Agreement, is hereby amended by inserting the following phase at the beginning of subsection (B) thereof:

     "the lesser of (i) $100,000,000, and (ii)"

     SECTION 3.  REAFFIRMATION OF BORROWER.  Borrower hereby represents and
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warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 4.  FULL FORCE AND EFFECT.  Except as herein amended, the Credit
                 ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 5.  COUNTERPARTS.  This Amendment may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.


                                       BORROWER:

                                       CONVERSE INC.



                                       By:    /s/ Donald C. Camacho
                                              --------------------------------

                                       Name:  Donald C. Camacho
                                              --------------------------------

                                       Title: Senior Vice President
                                              ---------------------------------

                                       AGENT:

                                       BT COMMERCIAL CORPORATION


                                       By:    /s/ Frank Fazio
                                              ---------------------------------

                                       Title: Vice President
                                              ---------------------------------

                                       LENDER:

                                       BT COMMERCIAL CORPORATION


                                       By:    /s/ Frank Fazio
                                              ----------------------------------
                                       Name:  Frank Fazio
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------